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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 24, 1999

                       MultiMedia Tutorial Services, Inc.
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                             0-25758                  73-1293914
   --------                             -------                  ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

205 Kings Highway, Brooklyn, New York                11223
-------------------------------------                -----
(Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number including Area Code: (718) 234-0404

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Item 5. Other Events.

         The Company has effected a ten-to-one reverse stock split followed by an increase in the amount of its authorized Common Stock to 20,000,000 post-split shares. As of July 29, 1999, the issued and outstanding Common Stock of the Company is approximately 5,271,600 shares.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

        (c)      Exhibits

                  99.1 Press release issued May 21, 1999


                                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                       MultiMedia Tutorial Services, Inc.

                                       By: /s/ Barry Reichman
                                           -------------------------------------
                                           Barry Reichman, Vice President

Date: July 30, 1999

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